UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2009

Haights Cross Communications, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-109381	13-4087398
(Commission File Number)	(I.R.S. Employer Identification No.)

10 New King Street, White Plains, New York	10604
(Address of Principal Executive Offices)	(Zip Code)

(914) 289-9400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a)
On July 14, 2009, the appointment of Ernst & Young (“E&Y”) as independent registered public accountants for Haights Cross Communications, Inc. (the “Company”) was terminated. This action was approved by the Audit Committee of the Company.

In connection with the audits of the Company’s consolidated financial statements for the years ended December 31, 2007 and 2008 and through July 14, 2009, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their reports.

E&Y’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that for each of the years ended December 31, 2008 and 2007 E&Y’s reports included going concern uncertainty emphasis paragraphs.

E&Y has also advised the Company of the existence of a material weakness in the Company’s internal control over financial reporting related to the Company’s financial close process, as more fully described in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2007 and December 31, 2008 and in the Company’s Quarterly Reports on Form 10-Q filed during the periods covered by those Annual Reports as well as for the three months ended March 31, 2009, all filed with the Securities and Exchange Commission (the “SEC”).  The Audit Committee of the Board of Directors of the Company discussed the subject matter of this material weakness with E&Y.   The Company authorized E&Y to respond fully to the inquiries of the new independent registered public accounting firm related to the material weakness.

The Company provided E&Y with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the SEC.  The Company requested that E&Y furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of E&Y’s letter dated July 16, 2009, is attached as Exhibit 16.1 hereto.

(b)
 On July 14, 2009, with the approval of the Audit Committee of the Company, the Company engaged J.H. Cohn LLP (“JHC”) to act as its independent registered public accounting firm.  During the years ended December 31, 2008, and 2007, respectively, and in the subsequent interim period through July 14, 2009, neither the Company nor anyone acting on its behalf has consulted with JHC on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter of Ernst & Young LLP dated July 16, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2009	HAIGHTS CROSS COMMUNICATIONS, INC.

By: /s/ Mark Kurtz
Name: Mark Kurtz Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter of Ernst & Young LLP dated July 16, 2009